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                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): April 17, 2001
                                                      --------------------------
                          United Heritage Corporation
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            (Exact Name of Registrant as Specified in Its Charter)


                                     Utah
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                (State or Other Jurisdiction of Incorporation)


              0-9997                                  87-0372826
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     (Commission File Number)             (IRS Employer Identification Number)


         2 Caddo Street, Cleburne, Texas                          76031
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     (Address of Principal Executive Offices)                   (Zip Code)


                                (817) 641-3681
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             (Registrant's Telephone Number, Including Area Code)


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     (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.  REGULATION FD DISCLOSURE

     The Registrant is issuing the following press release:

                          * * * * * * * * * * * * * *

FOR IMMEDIATE RELEASE

CONTACT PERSON:
Walter G. Mize
(817) 641-3681

                    UNITED HERITAGE CORPORATION ANNOUNCES
                APPOINTMENT OF MARK CHURCH AS PRESIDENT/CEO OF
                           MEAT PRODUCTS SUBSIDIARY

CLEBURNE, TEXAS-APRIL 17, 2001: United Heritage Corporation (NASDAQ: UHCP) today announced that Mark Church has been appointed the President and Chief Executive Officer of its National Heritage Sales Corporation subsidiary. National Heritage produces specialized premium meat products under the brand name HERITAGE LIFESTYLE PRODUCTS-TM-.

Mr. Church has over thirty years experience in the retail food industry. He began his career in 1969 with Lucky Stores, where he held various management positions in both operations and marketing. Among other duties, he was District Manager for five years and Vice President of Meat and Seafood Sales and Merchandising for seven years. Mr. Church has been a consultant to National Heritage Sales Corporation for the last year. He holds a B. S. degree in Business from The University of Los Angeles.

Mr. Church stated, "This is an exciting time for the meat industry. As consumer and retailer demands shift almost daily, new technology is helping producers to target these changes. I am confident that National Heritage will become a leader in meeting the dynamic requirements within our industry."

Walter Mize, Chairman and CEO of United Heritage Corporation, commented, "I am delighted to announce Mark's appointment. He is highly regarded throughout the industry and a gifted executive. National Heritage is fortunate to have secured his talents. Adding Mark is the first key step in creating a separate management team focused exclusively on this promising subsidiary. We feel that he can lead National Heritage to becoming the leading choice among specialty meat products both in the United States and abroad."

ABOUT UNITED HERITAGE CORPORATION

United Heritage Corporation is an oil and gas exploration and production company based in Cleburne, Texas. Through subsidiaries, it holds four leasehold properties totaling 30,500 acres that are estimated to contain in excess of 265 million barrels of oil-in-place. Currently 25.4 million barrels at the Val Verde Basin of southwest Texas have been classified as "proved

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undeveloped reserves."  United Heritage's National Heritage Sales Corporation
subsidiary purveys a line of specialized premium meat products under the brand name Heritage Lifestyle Products-TM-. These quality products are marketed regionally through several supermarket chains and over the Internet at www.internetbeef.com.

THIS PRESS RELEASE MAY CONTAIN FORWARD-LOOKING STATEMENTS BASED ON CURRENT EXPECTATIONS THAT INVOLVE A NUMBER OF UNCERTAINTIES. DETAILS ON THE FACTORS THAT COULD AFFECT UNITED HERITAGE CORPORATION'S FINANCIAL RESULTS ARE INCLUDED IN UNITED HERITAGE CORPORATION'S SECURITIES AND EXCHANGE COMMISSION
(SEC) FILINGS, INCLUDING THE LATEST ANNUAL REPORT ON FORM 10-K AND ON ITS QUARTERLY REPORTS ON FORM 10-Q.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                       UNITED HERITAGE CORPORATION


Date: April 17, 2001                   BY:    /s/ Walter G. Mize
                                             ---------------------------------
                                             Walter G. Mize, President and
                                             Chief Executive Officer














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